Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2011
Cash, Cash Equivalents and Short-term Investments
Cash, Cash Equivalents and Short-term Investments

5. Cash, Cash Equivalents and Short-term Investments

Cash, cash equivalents and short-term investments consisted of the following:

	December 31,
	2011	2010
	(In thousands)
Cash and cash equivalents:
Cash	$178,922	$219,017
Cash equivalents:
Bank time deposits	126,127	198,093
Money market funds	208,931	226,509
	335,058	424,602
	513,980	643,619
Short-term investments:
Bank time deposits	159,495	239,216
Total cash, cash equivalents and short-term investments	$673,475	$882,835

      The carrying amounts of cash, cash equivalents and short-term investments approximate fair values. Interest income for the years ended December 31, 2011, 2010 and 2009 was $13.7 million, $7.4 million and $8.4 million, respectively.